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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 April 10, 2003

                        (Date of earliest event reported)

                           FIRST FEDERAL CAPITAL CORP

             (Exact name of registrant as specified in its charter)

                          Commission File No. 000-18046

         WISCONSIN                                           39-1651288
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(State or other jurisdiction                              (I.R.S. Employer
       of incorporation)                                 Identification No.)

          605 State Street
         LaCrosse, Wisconsin                                    54601
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(Address of principal executive offices)             (Zip Code)


                                 (608) 784-8000
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              (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS.

First Federal Capital Corp. is filing:

(i) as Exhibit 99.1 to this Form 8-K its press release dated April 10, 2003, announcing execution of an Agreement and Plan of Merger dated as of April 9, 2003, by and between Liberty Bancshares Inc. and First Federal Capital Corp.; and

(ii) as Exhibit 99.2 to this Form 8-K the Agreement and Plan of Merger dated as of April 9, 2003, by and between Liberty Bancshares Inc. and First Federal Capital Corp.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      N/A

(b)      N/A

(c)      Exhibit No. Description

99.1     Press Release, dated April 10, 2003.

99.2 Agreement and Plan of Merger dated as of April 9, 2003, by and between Liberty Bancshares Inc. and First Federal Capital Corp.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           FIRST FEDERAL CAPITAL CORP.



Date:  April 10, 2003              By:  /s/ Michael W. Dosland
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                                           Michael W. Dosland, Senior Vice
                                           President and Chief Executive Officer




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                                  EXHIBIT INDEX

Exhibit No. Description

99.1     Press Release, dated April 10, 2003.

99.2 Agreement and Plan of Merger dated as of April 9, 2003, by and between Liberty Bancshares Inc. and First Federal Capital Corp.